ASSIGNMENT AND ASSUMPTION AGREEMENT

            ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Agreement"), dated as of December 31, 1996, between Teleo Ventures, Inc. ("Assignor"), and Domain Energy Corporation ("Assignee").

                           W I T N E S S E T H

            WHEREAS, El Paso Tennessee Pipeline Co. (formerly named Tenneco Inc.) ("Tenneco"), El Paso Natural Gas Company ("El Paso"), and El Paso Merger Company, an indirect, wholly-owned subsidiary of El Paso ("Merger Company"), entered into that certain Amended and Restated Agreement and Plan of Merger dated as of June 19, 1996 (as amended, supplemented or modified, if amended, supplemented or modified, the "Merger Agreement"), providing for the merger (the "Merger") of Merger Company with and into Tenneco, as a result of which Tenneco would become an indirect, wholly-owned subsidiary of El Paso;

            WHEREAS, Michael V. Ronca ("Mr. Ronca"), President and Chief Executive Officer of Tenneco Ventures Corporation, an indirect, wholly-owned subsidiary of Tenneco ("Tenneco Ventures"), formed Assignor;

            WHEREAS, the Merger was consummated on December 12, 1996;

            WHEREAS, Assignor has entered into a Stock Purchase Agreement, dated as of December 24, 1996 (as amended, if amended, the "Stock Purchase Agreement") with El Paso pursuant to which Assignor will purchase from Tennessee Gas Pipeline Company, an indirect wholly owned subsidiary of El Paso, all of the outstanding capital stock of Tenneco Ventures and Tenneco Gas Production Corporation;

            WHEREAS, the Stock Purchase Agreement permits Assignor to assign the Stock Purchase Agreement to any direct or indirect wholly-owned subsidiary, or any affiliate of First Reserve Corporation ("FRC"), if (1) the representations and warranties of the Assignor made therein are equally true of the assignee,
(2) such assignment does not have any adverse consequences to El Paso or any of its affiliates (including, without limitation, any adverse tax consequences
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or any adverse effect on the ability of the Assignor to consummate (or timely consummate) the transactions contemplated thereby) and (3) such assignee executes a counterpart of the Stock Purchase Agreement agreeing to be bound by the provisions thereof as the "Buyer" thereunder and agreeing to be jointly and severally liable with the Assignor and any other assignee for all of the obligations of the Assignor thereunder; PROVIDED THAT no such assignment of the Stock Purchase Agreement or any of the rights or obligations thereunder shall relieve the Assignor of its obligations thereunder;

            WHEREAS, Assignee has been formed at the direction of Mr. Ronca and FRC;

            WHEREAS, Assignor desires to assign and transfer to Assignee, effective as of the date of this Agreement, all of Assignor's right, title and interest in and to the Stock Purchase Agreement, together with all of Assignor's duties, obligations and liabilities thereunder, and Assignee desires to accept such assignment and transfer and to assume such duties, obligations and liabilities;

            NOW THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               ARTICLE I.

                       ASSIGNMENT AND ASSUMPTION;
                REPRESENTATIONS, WARRANTIES AND COVENANTS

            Section 1.1. ASSIGNMENT. Assignor hereby assigns and transfers to Assignee, effective as of the date of this Agreement, all of Assignor's rights, title and interest in, to and under the Stock Purchase Agreement, and all of its duties, obligations and liabilities thereunder.

            Section 1.2. ASSUMPTION. Assignee hereby (1) accepts the assignment and transfer from Assignor to Assignee set forth in Section 1.1 hereof, (2) assumes, accepts and agrees to be bound by all of the terms and conditions of the Stock Purchase Agreement and (3) assumes, accepts and agrees to perform all of the duties, obligations and liabilities of Assignor under the Stock Purchase Agreement.

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            Section 1.3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF ASSIGNEE.
Assignee hereby represents, warrants and covenants that:

            (1) AFFILIATE OF FRC. Upon consummation of the transactions contemplated by the Subscription Agreement dated December 31, 1996 between Assignee and First Reserve Fund VII, Limited Partnership, Assignee will be an affiliate of
FRC.

            (2) STOCK PURCHASE AGREEMENT REPRESENTATIONS AND WARRANTIES. The representations and warranties of Assignor set forth in the Stock Purchase Agreement are equally true of Assignee.

            (3) EXECUTION OF STOCK PURCHASE AGREEMENT COUNTERPART. Assignee will execute a counterpart of the Stock Purchase Agreement, in substantially the form attached hereto as Exhibit A, agreeing to be bound by the provisions thereof as the "Buyer" thereunder and agreeing to be liable for all of the obligations of Assignor thereunder.

                               ARTICLE II.

                              MISCELLANEOUS

            Section 2.1. NOTICES. All notices and other communications required or permitted under this Agreement shall be in writing (including telecopy, facsimile communication). Any such notice shall be deemed given upon its receipt at the following address:

            (1)   if to Assignor, at:

                            Teleo Ventures, Inc.
                            Attn: Mr. Michael V. Ronca
                            President and Chief Executive Officer
                            P.O. Box 2511
                            Houston, Texas 77252-2511
                            Telephone: (713) 757-8880
                            Telecopy: (713) 757-8253

            and

            (2)   if to Assignee, at:

                            Domain Energy Corporation

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                            Attn: Mr. Michael V. Ronca
                            President and Chief Executive Officer
                            P.O. Box 2511
                            Houston, Texas 77252-2511
                            Telephone: (713) 757-8880
                            Telecopy: (713) 757-8253

            with a copy in each case to:

                             James L. Rice III, Esq.
                             Weil, Gotshal & Manges LLP
                             700 Louisiana
                             Suite 1600
                             Houston, Texas 77002
                             Telephone: (713) 546-5000
                             Telecopy: (713) 224-9511

Any party may, by notice given in accordance with this Section 2.1 to the other party, designate another address or person for receipt of notices hereunder.

            Section 2.2. WAIVERS AND AMENDMENTS; NON-CONTRACTUAL REMEDIES; PRESERVATION OF REMEDIES. This Agreement may be amended, superseded, cancelled, renewed or extended, and the terms hereof may be waived, only by a written instrument signed by all of the parties hereto or, in the case of a waiver, by the party waiving compliance. No delay on the part of a party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party of any such right, power or privilege, or any single or partial exercise of any such right, power or privilege, preclude any further exercise thereof. The rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

            Section 2.3. BINDING EFFECT; NO ASSIGNMENT; NO THIRD PARTY BENEFIT. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Unless otherwise expressly provided herein, no rights or obligations under this Agreement are assignable. Nothing in this Agreement, whether express or implied, is intended to confer any rights or remedies under or by reason of this Agreement on any person or entity other than the parties to this Agreement and their respective successors and permitted assigns.

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            Section 2.4. SEVERABILITY OF PROVISIONS. If any provision, or any portion of any provision, of this Agreement shall be invalid or unenforceable, or if the application of any provision or any portion thereof to any person or entity or circumstances shall be held invalid or unenforceable, the remaining portion of such provision, or such provision as it applies to other persons ot entities or circumstances, and the remaining provisions, shall not be affected thereby.

            Section 2.5. REFERENCES AND TITLES. All references in this Agreement to articles, sections, subsections and other subdivisions refer to corresponding articles, sections, subsections and other subdivisions of this Agreement, unless expressly provided otherwise. Titles appearing at the beginning of any of such subdivisions are for convenience only and shall not constitute part of such subdivision and shall be disregarded in construing the language contained in such subdivision. The words "this Agreement," "herein," "hereby," "hereunder," and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. Words in the singular form shall be construed to include the plural and vice versa, unless the context otherwise requires.

            Section 2.6. SURVIVAL. All representations, warranties and covenants of the parties hereto made herein or in any other document delivered pursuant hereto shall survive the execution and delivery of this Agreement, except as otherwise provided herein or therein.

            Section 2.7. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements, written or oral, with respect to the subject matter hereof.

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         [SIGNATURE PAGE TO ASSIGNMENT AND ASSUMPTION AGREEMENT]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the date first above written.

                              TELEO VENTURES, INC.

                                       By:/S/MICHAEL V. RONCA
                                             Michael V. Ronca
                                             President and Chief Executive
                                             Officer

                              DOMAIN ENERGY CORPORATION

                                       By:/S/MICHAEL V. RONCA
                                             Michael V. Ronca
                                             President and Chief Executive
                                             Officer

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
                               EXHIBIT A

        [COUNTERPART SIGNATURE PAGE TO STOCK PURCHASE AGREEMENT]

            Domain Energy Corporation, a Delaware corporation ("Domain"), hereby agrees to be bound as the "Buyer" hereunder by all of the provisions of the Stock Purchase Agreement dated as of December 24, 1996 between Teleo Ventures, Inc. ("Teleo"), and El Paso Natural Gas Company and hereby agrees to be for all of the obligations of Teleo hereunder. Domain represents and warrants that (i) it is an affiliate of First Reserve Corporation and (ii) the representations and warranties of Teleo set forth in the Stock Purchase Agreement are equally true of Domain.

                              DOMAIN ENERGY CORPORATION

                                       By:/S/MICHAEL V. RONCA
                                             Michael V. Ronca
                                             President and Chief Executive
                                             Officer

            The foregoing is accepted this 31st day of December, 1996, and Teleo is hereby released from all obligations under the Stock Purchase Agreement.

EL PASO NATURAL GAS COMPANY

By:/S/WAYNE B. ALLRED
      H. Brent Austin
      Executive Vice President and CFO

      Wayne B. Allred
      Vice President and Treasurer

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